UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2011

PartnerRe Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-14536	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On June 15, 2011, PartnerRe Ltd. (the “Company”) issued 14,950,000 shares of its 7.25% Series E Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share, par value $1.00 per share) (the “Series E Preferred Shares”), which amount includes the full exercise of the underwriters’ over-allotment option to purchase an additional 1,950,000 Series E Preferred Shares. The Series E Preferred Shares were registered with the United States Securities Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (Reg. No. 333-158531).

Pursuant to the Certificate of Designation, Preferences and Rights of 7.25% Series E Cumulative Redeemable Preferred Shares (the “Certificate of Designation”), the Series E Preferred Shares rank senior to the Company’s common shares and pari passu with the Company’s 6.75% Series C Cumulative Redeemable Preferred Shares and 6.50% Series D Cumulative Redeemable Preferred Shares with respect to the payment of dividends and distributions upon the Company’s liquidation, dissolution or winding up.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is filed hereto as Exhibit 3.1 and incorporated by reference herein. The form of share certificate for any Series E Preferred Shares that may be issued in certificated form is filed hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The description contained under Item 3.03 above is incorporated by reference in its entirety into this Item 5.03.

Item 8.01.	Other Events

A copy of the opinion of Mr. Marc Wetherhill, Counsel for the Company, dated June 15, 2011, relating to the validity of the Series E Preferred Shares, is filed hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of 7.25% Series E Cumulative Redeemable Preferred Shares of the Company

4.1	Specimen 7.25% Series E Cumulative Redeemable Preferred Share of the Company

5.1	Opinion of Mr. Marc Wetherhill, Counsel for the Company, dated June 15, 2011, relating to the validity of the Series E Preferred Shares.

23.1	Consent of Mr. Marc Wetherhill, Counsel for the Company (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	June 15, 2011	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel

Index to Exhibits

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of 7.25% Series E Cumulative Redeemable Preferred Shares of the Company

4.1	Specimen 7.25% Series E Cumulative Redeemable Preferred Share of the Company

5.1	Opinion of Mr. Marc Wetherhill, Counsel for the Company, dated June 15, 2011, relating to the validity of the Series E Preferred Shares.

23.1	Consent of Mr. Marc Wetherhill, Counsel for the Company (included in Exhibit 5.1 above).